United States
Securities and Exchange Commission
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2007

MTS Medication Technologies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	001-31578	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On August 20, 2007, Teresa S. Dunbar resigned as Principal Accounting Officer and Controller of MTS Medication Technologies, Inc. ("MTS"), with such resignation to be effective on August 24, 2007.

(c)	Effective August 24, 2007, MTS has appointed Michael P. Conroy as MTS's Principal Accounting Officer and Controller. Mr. Conroy also currently serves as MTS's Chief Financial Officer and Vice President. Descriptions of Mr. Conroy's biographical information, business experience, family relationships and transactions with MTS have been disclosed in MTS's Definitive Proxy Statement on Schedule 14A (as amended), which was filed on August 13, 2007, and is incorporated herein by reference. Mr. Conroy will not receive any additional compensation in connection with his appointment as MTS's Principal Accounting Officer and Controller.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS Medication Technologies, Inc.
(Registrant)

Date: August 21, 2007	By:	/s/ Michael P. Conroy
Michael P. Conroy
Vice President and Chief Financial Officer

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